UNITED INTERNATIONAL HOLDINGS, INC.
        $1,375,000,000   10.75% Senior Secured Discount Notes due 2008


                             NOTE PURCHASE AGREEMENT

                                                                January 30, 1998

Donaldson, Lufkin & Jenrette
  Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Dean Witter
TD Securities (USA) Inc.
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

          United International Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette
Securities Corporation ("DLJ"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Dean Witter and TD Securities (USA) Inc. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") an aggregate of $1,375,000,000 in principal amount at maturity of its 10.75% Senior Secured Discount Notes due 2008 (the "Senior Notes"), subject to the terms and conditions set forth herein. The Senior Notes are to be issued pursuant to the provisions of an indenture (the "Indenture") to be dated as of February 5, 1998 between the Company and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee"). The Senior Notes will be secured by a first priority lien on (i) all of the Equity Interests, whether outstanding on the date of the Indenture or thereafter issued, of United International Properties, Inc. ("UIPI"), which collateral will be shared ratably with certain holders of the Company's existing Indebtedness, as described in the Offering Memorandum (defined below), and of Joint Venture, Inc. ("JVI"), each a Wholly Owned Restricted Subsidiary of the Company and (ii) all intercompany notes of UIPI, which collateral will be shared ratably with certain holders of the Company's existing Indebtedness, as described in the Offering Memorandum, and of JVI, issued from time to time to the Company (if any), and all proceeds thereof (collectively, the "Collateral") pursuant to, in the case of UIPI-related collateral, an amended and restated pledge agreement, dated as of November 22, 1995, as amended by the First Amendment to be dated as of February 5, 1998, and in the case of JVI-related collateral, a pledge agreement (collectively, the "Pledge Agreements"), to be dated as of February 5, 1998, by and between the Company and Morgan Stanley & Company Inc., as collateral agent (in such capacity, the "Collateral Agent").

          Capitalized terms used herein and not otherwise defined are used herein as defined in the Offering Memorandum.

          1. OFFERING MEMORANDUM. The Senior Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memoran dum, dated January 14, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memoran dum, dated January 30, 1998 (the "OFFERING MEMORANDUM"), relating to the Senior Notes.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

               "THIS SENIOR NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
          ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRE SENTS THAT (A) IT IS A "QUALIFIED
          INSTITUTIONAL  BUYER" (AS  DEFINED  IN RULE 144A UNDER THE  SECURITIES
          ACT)(A "QIB"), (B) IT IS ACQUIRING THIS SENIOR NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SENIOR NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIAR IES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREE MENTS RELATING TO THE TRANSFER OF THIS SENIOR NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANS FER IS IN RESPECT OF AN AGGREGATE ACCRETED VALUE OF SENIOR NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY

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

          OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SENIOR NOTE OR AN INTEREST HEREIN IS
          TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SENIOR NOTE IN VIOLATION OF THE FOREGOING."

          The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Senior Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and to persons permitted to purchase the Senior Notes in offshore transactions in reliance upon Regulations S under the Act (each a "Regulation S Purchaser"). The QIBs and Regulation S Purchasers who purchase the Senior Notes from the Initial Purchasers in the initial placement thereof are referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Senior Notes to Eligible Purchasers initially at a price equal to 59.069% of the principal amount at maturity thereof. Such price may be changed by the Initial Purchasers at any time without notice.

          Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of February 5, 1998, in substantially the form of Exhibit A hereto, for so long as such Senior Notes constitute "Transfer Restricted Notes" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances and on the terms set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's Senior Secured Discount Notes due 2008 (the "Exchange Notes" and together with the Senior Notes, the "Notes"), to be offered in exchange for the Senior Notes (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Notes, and to use its best efforts to cause such Registration Statements to be declared effective.

          This Purchase Agreement (this "Agreement"), the Supplemental Indentures to be dated February 5, 1998, to the indentures governing the terms of the Existing Notes (as defined in the Offering Memorandum), the Indenture, the Notes, the Pledge Agreements and the Registration Rights Agreement are hereinafter referred to collectively as the "Transaction Documents."

          2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree severally and not jointly to purchase from the Company the principal amounts at maturity of Senior Notes set

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

forth opposite the name of such Initial Purchaser on Exhibit B hereto at a purchase price equal to 57.740% of the principal amount at maturity thereof (the "Purchase Price").

          3. DELIVERY AND PAYMENT. Delivery to the Initial Purchasers of, and payment for, the Senior Notes shall be made at 9:00 a.m. New York City time, on February 5, 1998 (the "Closing Date"), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at 919 3rd Avenue, New York, New York 10022, or such other time or place as you and the Company shall designate.

          The Senior Notes in global or definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date, and shall be made available to the Initial Purchasers for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The Senior Notes shall be delivered to you on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment of the Purchase Price by wire-transfer, certified or official bank check or checks payable in New York Clearing House or similar next-day funds to the order of the Company.

          4. AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers as follows:

              a. To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of any change in the Company's condition (financial or otherwise), business, proposals, properties, net worth or results of operations or the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

              b. To furnish the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supple ments thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchaser in connection with offers or sales of the Senior Notes.

              c. Not to amend or supplement the Offering Memorandum prior to the Closing Date, unless you shall previously have been advised thereof and shall not have objected thereto after being furnished a copy thereof. The Company

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

shall promptly prepare, upon your request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

              d. If, after the date hereof, any event shall occur as a result of which, in the reasonable judgment of the Company or in the reasonable judgment of the Initial Purchasers or their counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

              e. To cooperate with you and your counsel in connection with the qualification of the Securities under the securities or Blue Sky laws of such jurisdictions as you may request and to continue such qualification in effect for as long as may be necessary to complete the distribution of the Exempt Resales; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

              f. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the printing, processing, filing, distribution and delivery of the Offering
Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, the other Transaction Documents, any memoranda describing state securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection herewith and with the offer or sale of the Senior Notes, (iii) the issuance and delivery by the Company of the Senior Notes, (iv) the qualification of the Senior Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of your counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of the Offering Memorandum, and all amend ments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resa1es, (vi) the preparation of certificates for the Senior Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Senior Notes by DTC for "book-entry" transfer, (x) the performance by the Company of its other obligations under this Agreement and the other Transaction Documents and (xi) the rating of the Senior Notes by investment rating agencies.

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

              g. To use the proceeds from the sale of the Senior Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

              h. Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

              i. To do and perform all things required to be done and performed under this Agreement by it on, prior to, or after the Closing Date and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Senior Notes.

              j. Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act), other than the Senior Notes, in a manner that would require the registration under the Act of the sale to Initial Purchasers or Eligible Purchasers of the Senior Notes.

              k. For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder and any prospective purchaser of such Notes from such holder, the information required by Rule l 44A(d)(4) under the Act.

              l. Except as otherwise permitted under the Act, it will not, and will not authorize or permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

              m. To use its best efforts to cause the Exchange Offer to be made on the appropriate form to permit registration of the Exchange Notes to be offered in exchange for the Senior Notes and to comply with all applicable Federal and state securities laws in connection with the Exchange Offer.

              n. To comply with all of its agreements set forth in the Transaction Documents, and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Senior Notes by DTC for "book-entry" transfer.

              o. To use its best efforts to effect the inclusion of the Senior Notes in PORTAL.

              p. During a period of five years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

              q. If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to Section 9 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including fees

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

and expenses of counsel) for those reasonably incurred by the Initial Purchasers in connection with the matters covered by this Agreement.

          5. REPRESENTATIONS AND WARRANTIES.

          (a) The Company represents and warrants to each of the Initial Purchasers that:

              a. The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with and in contemplation of the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment thereto, if any, prepared by the Company will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in confor mity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page, the stabilization legend appearing as the bold paragraph on page 2 and in the third full paragraph and the fourth sentence of the seventh paragraph, the tenth paragraph and the eleventh paragraph appearing under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only written information furnished to the Company by you expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto) pertaining to any arrangement or agreement with respect to any party other than you. No stop order preventing the use of the Preliminary Offering Memorandum and the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act or the applicable laws of any other jurisdiction, has been issued.

              b. When the Senior Notes are issued and delivered pursuant to this Agreement, none of the Senior Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered pursuant to the Exchange Act or that are quoted in a United States automated inter dealer quotation system.

              c. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the capital stock of the Company conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum; and the Company's ownership interest with respect to each of the corporations and partnerships (including its Restricted Affiliates) in which the Company has a direct or indirect investment (each a "Subsidiary" and, collectively, the "Subsidiaries") is in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum and the descriptions of contracts and agreements set forth therein are accurate and complete in all material respects.

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

              d. The Company has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to perform its obligations under this Agreement and the other Transaction Documents and to authorize, issue, sell and deliver the Notes as contemplated by this Agreement and to perform its obligations thereunder, as applicable.

              e. The Indenture and the Supplemental Indentures have been duly authorized by the Company and, when executed and delivered at the Closing, will be valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms. The Indenture, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

              f. The Senior Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all materials respects to the descriptions thereof in the Offering Memorandum. When the Senior Notes are issued, authenti cated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Senior Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

              g. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

              h. The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Registration Rights Agreement, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

              i. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole. Such an effect, either singly or in the aggregate, is referred to in this Agreement as a "Material Adverse Effect" and the word "material" shall have a corresponding meaning.

              j. The Subsidiaries that were "significant subsidiaries" (as such term is defined in Rule 1-02(w) of Regulation S-X) as of February 28, 1997 are listed in the list of subsidiaries included as an exhibit to the Company's Annual Report on Form 10-K which is incorporated by reference into the Offering Memorandum. Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing in the jurisdiction of its formation, with full power and authority to own, lease and operate its

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properties and to conduct its business as described in the Offering  Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; except as set forth in the Offering Memorandum, all the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any material lien, adverse claim, security interest, equity or other encumbrance.

              k. There is (A) no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is a party or to which the business or property of the Company or any of the Subsidiaries is subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any govern mental agency or that has been proposed by any governmental body, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiaries is subject issued that, in the case of clauses (A), (B) and (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Notes or (z) in any manner draw into question the validity of this Agreement or the other Transaction Documents.

              l. Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

              m. Neither the issuance and sale of the Notes, the execution and delivery by the Company of the Transaction Documents, the performance of this Agreement, the Indenture, the Supplemental Indentures, the Pledge Agreements and the Registration Rights Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby and thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and United States state securities or Blue Sky laws and regulations or such as may be required by the NASD), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries, (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (iv) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encum brance upon any property or assets of the Company (other than in favor of the Holders) or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except in each case where failure to obtain such consents, approvals, authorizations or orders or make such registrations or filings or where such conflicts or violations will not individually or in the aggregate have a Material Adverse Effect.

              n. The accountants, Arthur Andersen LLP and KPMG Accountants N.V., each of which has audited certain of the financial statements that are included or summarized in the Offering Memorandum, are independent certified public accountants under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings. The financial statements, together with related schedules and notes, included in the Preliminary Offering Memorandum and the Offering Memoran dum (and any amendment or supplement thereto) present fairly the respective financial positions, results of operations and changes in financial positions of the Company and each Subsidiary, in each case, for which such financial statements are so included, on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

              o. The financial statements,  included in the Preliminary Offering
Memorandum and the Offering Memorandum (and any amendment or supplement thereto), present fairly the respective financial positions, results of operations and changes in financial positions of (i) the Company and (ii) each Subsidiary, in each case, for which such financial statements are so included, on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries; and the pro forma financial statements and "as adjusted" financial information and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared in accordance with the applicable requirement of the Act (as though the Offering Memorandum were a prospectus included in a registration statement filed pursuant to the Act) and on the bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              p. The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws.

              q. Except as disclosed in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Preliminary Offering Memorandum and the Offering Memoran dum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, that is material to the Company on a consolidated basis, and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Company, any of the Subsidiaries, or any change or any development that has, or that may reasonably be expected to have, a Material Adverse Effect, or any discovery of any change or development that may be reasonably expected to have any such Material Adverse Effect.

              r. Except as is not material, each of the Company and each Subsidiary has good and marketable title to all property (real and personal) described in the Preliminary Offering Memoran dum and the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances (except such as are described in the Preliminary Offering Memoran dum and the Offering Memorandum and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases).

              s. Each of the Company and each Subsidiary has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its respective business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, subject to such qualifications as may be set forth in the Preliminary Offering Memorandum and the Offering Memorandum; each of the Company and each Subsidiary has fulfilled and performed all its material obligations with respect to such permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Preliminary Offering Memorandum and the Offering Memorandum; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries. The descriptions contained in the Preliminary Offering Memorandum and the Offering Memorandum of statutes, rules, regulations and other laws applicable to the Company and the Subsidiaries are accurate and complete in all material respects.

              t. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              u. No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof, and no action, suit or proceeding is pending affecting or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Notes or in any manner draw into question the validity of any of the Transaction Documents; and every request of the Company by any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

              v. To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee, agent, co-investor or partner of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Offering Memorandum.

              w. No registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Initial Purchasers as contemplated hereby or for Exempt Resales to the Eligible Purchasers, assuming (A) that the persons who buy the Senior Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Purchaser's representations regarding the absence of general solicitation in connection with the sale of the Senior Notes to the Initial Purchasers and the Exempt Resales described herein. No form of general solicitation or general advertising was used by the Company or any of its representatives in connection with the offer and sale of any of the Senior Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

              x. The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of; Rule 144A(d)(4) under the Act.

              y. Each of the Company and each Subsidiary has filed all material tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

              z. The Company and the Subsidiaries own or possess all material patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copy rights, licenses, inventions, trade secrets and rights described in the Preliminary Offering Memorandum and the Offering Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

              aa. The Company is not now, and after the sale of the Senior Notes to be sold by it hereunder and the application of the proceeds from such sale as described in the Offering Memorandum under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              bb. The Company has complied with all provisions of Florida H.B. 1771 codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder, relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

              cc. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

              dd. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Notes or the right to have any other securities of the Company included in the registration statement or the right to require registration under the Act of any securities of the Company because of the execution by the Company of this Agreement or consummation of the transactions contemplated by this Agreement or otherwise.

              ee. Except as set forth in the Offering Memorandum, the Company has no commitments to fund entities that do not constitute Subsidiaries.

              ff. None of the Company, any Subsidiary or any agent thereof acting on the behalf of either of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes pursuant to the terms of this Agreement to violate Regulation G (12 C.F.R. Part
207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regula tion X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

              gg. The Pledge Agreements have been duly authorized, and when executed and delivered by the Company will be a valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms. The Pledge Agreements, when executed and delivered, will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

              hh. The Collateral has been,or on or prior to the Closing Date will have been, delivered to the Collateral Agent and assuming the Collateral Agent is holding the certificates and notes representing the Collateral in the State of New York the Pledge Agreements will create a valid and perfected security interest in the Collateral in favor of the Collateral Agent, on behalf and for the benefit of the holders of the Senior Notes, each such security interest having such priority as to the Collateral as is set forth in the Offering Memorandum and no filings or recordings are required in order to perfect the security interest created under the Pledge Agreement in the Collateral.

              ii. The Company owns 100% of the Equity Interests or other securities evidencing equity ownership of UIPI and JVI, free and clear of any security interest, claim, lien or encumbrance (except for the pledge pursuant to the Pledge Agreements as set forth in the Offering Memorandum); and all of such securities have been duly authorized, validly issued and are fully paid and nonassess able. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of UIPI or JVI.

              jj. All of the Equity Interests of UIPI and of JVI and all intercompany notes of UIPI and of JVI issued to the Company are owned by the Company free and clear of any security interest, claim, lien or encumbrance (except for the existing pledge pursuant to the Amended and Restated Pledge Agreement dated November 22, 1995, as amended).

          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          (b) The Initial Purchasers severally represent and warrant to the Company and agree that:

              a. Each of the Initial Purchasers is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an invest ment in the Senior Notes.

              b. The Initial Purchasers (A) are not acquiring the Senior Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Notes only to Eligible Purchasers that the Initial Purchasers reasonably believe are QIBs in reliance on the exemption from the registration requirements of the Act and in offshore transactions in reliance on Regulation S under the Act.

              c. No form of general solicitation or general advertising has been or will be used by the Initial Purchasers or any of its representatives in connection with the offer and sale of any of the Senior Notes, which would render unavailable to the Company reliance upon the exemption from the registration requirements of the Act afforded by Section 4(2) thereof, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              d. Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, Eligible Purchasers. Such Initial Purchasers further agree (a) that they will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from Eligible Purchasers that the Initial Purchasers reasonably believe are QIBs and Regulation S Purchasers in each case, that agree that (x) the Senior Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Senior Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 903 or Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 (if available) under the Act, (V) to an institutional "accredited investor" that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Senior Note (the form of which is substan tially the same as ANNEX A to the Offering Memorandum) and, if such transfer is in respect of an aggregate Accreted Value of Senior Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Senior Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

              e. Each Initial Purchaser also understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          6.  INDEMNIFICATION AND CONTRIBUTION.

              a. The Company  agrees to  indemnify  and hold  harmless  (i) each
Initial Purchaser, (ii) each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amend ment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Initial Purchasers furnished to the Company in writing by or on behalf of such

Initial Purchaser expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

              b. If any action,  suit or proceeding shall be brought against any
Indemnified Person with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impeded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by its counsel that representation of such Indemnified Person and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemni fied Person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Person not having actual or potential differing interests with such Indemnified Person or among themselves, which firm shall be designated in writing by such Indemni fied Person, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Indemnified Person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse such indemnified party for fees and expenses of counsel as incurred, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. The indemnifying party shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding.

              c. The Initial Purchasers agree to indemnify and hold harmless the Company, its directors, its officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each

Indemnified Person, but only with respect to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person through you expressly for use in the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Offering Memorandum, or any amend ment or supplement thereto, and in respect of which indemnity may be sought against any Initial Purchasers pursuant to this paragraph c. the Initial Purchasers shall have the rights and duties given to the Company by paragraph b. above (except that if the Company shall have assumed the defense thereof such Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchasers), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to such Initial Purchasers by paragraph b. above. The foregoing indemnity agreement shall be in addition to any liability which such Initial Purchasers may otherwise have.

              d. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs a. or c. hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Senior Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and any Initial Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Initial Purchaser. The relative fault of the Company on the one hand and any Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  e. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
d. above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph d. above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              f. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnify ing party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and of the Initial Purchasers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any person controlling such Initial Purchasers, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Senior Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to an Initial Purchaser or any person controlling such Initial Purchaser, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 6.

              g. INFORMATION FURNISHED BY THE INITIAL PURCHASERS. The statements set forth in the paragraph on the cover page, the stabilization legend appearing as the bold paragraph on page 2 and in the third full paragraph and the fourth sentence of the seventh paragraph, the tenth paragraph and the eleventh paragraph appearing under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum constitute the only information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

          7. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligation of the Initial Purchaser to purchase Senior Notes hereunder is subject to the following conditions:

              a. All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

              b. The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m. New York City time on the first business day after the date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Senior Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

              c. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Senior Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or sale of the Senior Notes or would have a Material Adverse Effect or in any manner draw into question the validity of any of the Transaction Documents; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

              d. Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Offering Memorandum, which, would materially adversely affect the market for the Senior Notes or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Offering Memorandum untrue in any material respect which, in the opinion of the Company and its counsel or the Initial Purchaser and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would in the opinion of the Initial Purchasers, materially adversely affect the market for the Senior Notes.

              e. The Initial Purchasers shall have received on the Closing Date, an opinion of Holme Roberts & Owen LLP, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

                 i. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own lease and operate its properties and to conduct its business as described in the Offering Memorandum, (and any amendment or supplement thereto) and, based solely on certificates from and correspondence with public officials, is qualified to do business and is in good standing in the states Colorado and Delaware;

                 ii. Each of UIPI and JVI (collectively, the "Designate Subsidiaries") and each of the corporate Subsidiaries incorporated in the United States (the "U.S. Subsidiaries") is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Designated Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Offering Memorandum, are owned by the Company directly free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, lien, adverse claim, equity or other encum brance;

                 iii. All the outstanding shares of capital stock or other equity interest of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights (whether provided pursuant to Transaction Documents or, to the best knowledge of such counsel, after due inquiry, contractually), and, except as set forth in the Offering Memorandum, are owned by the Company directly, or indirectly through one of the U.S. Subsidiaries, free and clear, to the best knowledge of such counsel after due inquiry, of any security interest, lien, adverse claim, equity or other encumbrance.

                 iv. The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum; and the Company's ownership interest with respect to each of the Designated Subsidiaries is as described in the Offering Memoran dum.

                 v. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable;

                 vi. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and to consummate the transactions contemplated thereby, including, without limitation, with the corporate power and authority to issue, sell and deliver the Senior Notes as contemplated by this Agreement and to perform its obligations hereunder and thereunder.

                 vii. The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Senior Notes to the Initial Purchasers as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity;

                 viii. The Company has the corporate power and authority to execute, deliver and perform its respective obligations under the Senior Notes;

                 ix.  The  Senior  Notes  and  the  Indenture   have  been  duly
authorized, executed and delivered by the Company;

                 x. The Company has duly and validly authorized, executed and delivered the Indenture and the Supplemental Indentures and (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture and the Supplemental Indentures are valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except
(A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Indenture and the Supplemental Indentures conform as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

                 xi. The Senior Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenti cated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by
(y) bankruptcy, fraudulent conveyance, insolvency, reorganiza tion, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Senior Notes, when issued, authenticated and delivered, will conform as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

                 xii. The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganiza tion, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable.

                 xiii. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (B) such counsel need express no opinion as to the enforceability of the indemnification or contribution provisions contained in Section 7 of the Registration Rights Agreement. The Registration Rights Agreement conforms, as to legal matters, in all material respects to the summary description thereof in the Offering Memorandum.

                 xiv. When the Senior Notes are issued and delivered pursuant to this Agreement, none of the Senior Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                 xv. Neither the Company nor any of the Designated Subsidiaries nor any U.S. Subsidiary is in violation of its respective certificate or articles of incorporation or bylaws, or other organization documents, or to the best knowledge of such counsel after reasonable inquiry, is in material default ir the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Offering Memorandum;

                 xvi. Registration of the Senior Notes under the Act or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is not required in connection with the offer, sale and delivery of the Senior Notes to the Initial Purchasers or the initial placement of the Senior Notes by the Purchaser pursuant to the terms of this Agreement, it being understood that in rendering this opinion such counsel may assume the accuracy of the representations of the Purchaser and the Company contained herein and that the offer, sale and delivery of the Senior Notes have been made as contemplated by this Agreement and the Offering Memorandum.

                 xvii. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Senior Notes, and the consummation of the transac tions contemplated hereby and thereby, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default (or an event that with notice or the lapse of time, or both, would constitute a default) under, or require consent under, or result in the imposition of a lien or encumbrance on any assets or properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (A) the organizational documents of the Company or any of its subsidiaries,
(B) any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument, known to such counsel after reasonable inquiry, to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (C) any U.S. law, statute, rule or regulation applicable to the Company, any of the U.S. Subsidiaries or any of their assets or properties, or (D) any judgment, order or decree of any U.S. court or governmental agency or U.S. authority, known to such counsel after reasonable inquiry, having jurisdiction over the Company, any of the U.S. Subsidiaries or their assets or properties, except such conflicts or violations as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency in the United States is required for the execution, delivery and performance of this Agreement or the other Transaction Documents, except (subject to clause (xvi) above) such as have been obtained prior to the date hereof (or, in the case of the Registration Rights Agreement, are planned to be obtained or made under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD). In rendering the opinions required in this clause
(xvii), such counsel may rely on the accuracy of the representations of the Initial Purchasers and the Company contained in this Agreement. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained, or except where the failure to obtain such consents or waivers would not individu ally or in the aggregate be reasonably expected to have a Material Adverse Effect.

                 xviii. To the best knowledge of such counsel, after reasonable inquiry, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any U.S. governmental agency that prevents the issuance of the Senior Notes, no injunction, restraining order or order of any nature by a United States federal or state court of competent jurisdiction has been issued that prevents the issuance of the Senior Notes and no action, suit or proceeding is pending against or affecting or threatened against the Company or any of the U.S. Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Senior Notes or in any manner draw into question the validity of any Transaction Document.

                 xix. To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the U.S. Subsidiaries is in violation of any law, ordinance, administrative or other governmental rule or regulation applicable to the Company or any of the U.S. Subsidiaries or any of the U.S. Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the U.S. Subsidiaries or any of the U.S. Subsidiaries, except for such violations as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

                 xx. The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and complete in all material respects and present fairly the information required to be shown, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion;

                 xxi.  Each of the Company and each  Designated  Subsidiary  and each U.S. Subsidiary has all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect), to own its properties and to conduct its businesses as now being conducted, as described in the Offering Memorandum;

                 xxii. Neither the Company nor any of its subsidiaries is now, nor, after the sale of Senior Notes to be sold by it hereunder and the application of the proceeds from such sales as described in the Offering Memorandum under the caption "Use of Proceeds," will they be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.


                 xxiii. There is (A) to the knowledge of such counsel, after reasonable inquiry, no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of such counsel, threatened or contemplated to which the Company or any of the U.S. Subsidiaries is a party or to which the business or property of the Company or any of the U.S. Subsidiaries is subject, (B) no law, statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion, (C) to the knowledge of such counsel, after reasonable inquiry, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of the U.S. Subsidiaries is subject issued that, in the case of clauses (A), (B) and (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Senior Notes or (z) in any manner draw into question the validity of this Agreement or the other Transaction Documents.

                 xxiv. To the best knowledge of such counsel, there are no holders of debt securities of the Company who, by reason of the execution by the Company of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register debt securities of the Company under the Act or analogous foreign laws and regulations securities held by them.

                 xxv. The Offering Memorandum, as of its date, and each amendment or supplement thereto, if any, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical, and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), contains all the information specified in, and meeting all the requirements of, Rule l44A(d)(4) under the Act.

                 xxvi. To the best knowledge of such counsel after reasonable inquiry, except as described in the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                 xxvii. Neither the Company nor any of its subsidiaries is now, nor, after the sale of Senior Notes to be sold by it hereunder and the application of the proceeds from such sales as described in the Offering Memorandum under the caption "Use of Proceeds," will they be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 xxviii. To the best knowledge of such counsel after reasonable inquiry, except as described in, or incorporated by reference into, the Offering Memorandum there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                 xxix. To the best knowledge of such counsel after reasonable inquiry, except as described in, or incorporated by reference into, the Offering Memorandum, there is no holder of any security of the Company or any other person (other than the Initial Purchasers) who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Notes or the right to have any other securities of the Company included in the Offering Memorandum or the right, to require registration under the Act of any securities of the Company;

                 xxx. The issuance and sale of the Notes pursuant to the terms of this Agreement will not violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System;

                 xxxi. The statements in the Offering Memorandum under "Risk Factors -International Tax Risks," and "-Original Issue Discount Consequences" insofar as they constitute statements of law or legal conclusions are accurate in all material respects;

                 xxxii. (A) The Company has the requisite corporate power and authority to create, deliver and perfect the security interests created under the Pledge Agreements; (B) the Pledge Agreements have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by (I) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles, (2) public policy concerns that may render unenforceable the effectiveness of waivers of trial by jury in the Pledge Agreements or any choice of jurisdiction or venue provision and (3) other remedial provisions of law that do not materially interfere with the practical realization of the benefits or remedies reasonably contemplated by the Pledge Agreements and (C) after giving effect to, and as a result of, the execution and delivery of the Pledge Agreements and assuming the Collateral Agent is holding the Collateral including certificates representing the Collateral in the State of New York, the Pledge Agreements create a valid and perfected security interest in the Collateral in favor of the Collateral Agent, on behalf and for the benefit of the holders of the Notes, subject to no other consensual security interest in favor of any other person (other than as contemplated by the Offering Memorandum), and no filings or recordings will be required in order to perfect or maintain the security interests created under the Pledge Agreement in such Collateral; and

                 xxxiii. The Company is the owner of record of all of the outstanding Capital Stock or other securities evidencing equity ownership of UIPI and JVI, free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, claim, lien or encum brance (except for the pledge pursuant to the Pledge Agreement securing obligations under the Existing Indentures and the Indenture); and all of such securities have been duly authorized, validly issued and are fully paid and nonassessable. To the best knowledge of such counsel, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of UIPI or JVI.

              In addition, such counsel shall state that it has generally reviewed and discussed with certain officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel the preparation of the Offering Memorandum and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Offering Memorandum (as amended or supplemented, if applicable) as of the date of the Offering Memorandum or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of, and express no view as to, the financial statements, notes and schedules and other financial or statistical data included in the Offering Memorandum.

              Such opinion may be limited to the federal laws of the United States and the internal laws of the State of Colorado and the General Corporation Law of the State of Delaware. In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Colorado, provided that (1) each-such local counsel is acceptable to the Initial Purchasers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Initial Purchasers and is in form and substance satisfactory to it and its counsel, and (3) counsel shall state in their opinion that they believe that they and the Initial Purchasers are justified in relying thereon.

              f. The Initial Purchasers shall have received on the Closing Date the opinions of Stibbe Simont Monahan Duhot (with respect to UPC,A2000, KTA, KTH, KTE and the laws of The Netherlands), Heller, Lober, Bahn & Partners (with regard to the Telekabel Group and the laws of Austria), Stibbe Simont Monahan Dahot (with regard to Radio Public and the laws of Belgium, Advokatfirmaet Steestup (with regard to Norkabel and Janco and the laws of Norway), Freehill Hollingdale & Page (with regard to Austar and the laws of Australia), Carey y Cia Ltda. (with regard to VTR Hipercable and the laws of Chile), each dated the Closing Date and addressed to the Initial Purchasers, substantially to the effect that:

                 i. The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown, and the descriptions of the applicable government regulations in each of such countries are accurate and complete in all material respects;

                 ii. Each of UPC, the Telekabel Group companies, Radio Public, Norkabel, Janco, KTA, KTH, KTE, A2000, CTV Pty. Ltd. and STV Pty. Ltd ("CTV/STV"), Cablevision, STX and VTR Hipercable (collectively, the "Foreign Subsidiaries") is a corporation or other legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum, (and any amendment or supplement thereto); and all the outstanding shares of capital stock or other equity interest of each of the Foreign Subsidiar ies have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Offering Memorandum, are owned by the Company directly, or indirectly through one of the Subsidiaries, free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, lien, adverse claim, equity or other encumbrance;

                 iii. The Company's ownership interest with respect to each of the Foreign Subsidiaries is as described in the Offering Memorandum;

                 iv. None of the Foreign Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents; to the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Foreign Subsidiaries is in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Offering Memorandum;

                 v. Neither the offer, sale or delivery of the Notes, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions hereof and consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorpora tion or bylaws, or other organizational documents, of any of the Foreign Subsidiaries or any agreement indenture, lease or other instrument to which the Company or any of the Foreign Subsidiaries is a party or by which any of them or any of their respective properties is bound that is known to such counsel after reasonable inquiry, or, to the best knowledge of such counsel after reasonable inquiry, will result in the creation or imposition of any material lien charge or encumbrance upon any property or assets of the Company or any of the Foreign Subsidiaries nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company or the Foreign Subsidiaries or any of their respective properties, except where such violation would not have a Material Adverse Effect;

                 vi. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or any Foreign Subsidiary (except as may be required under state securities or Blue Sky law governing the purchase and distribution of the Notes) for the valid issuance and sale of the Notes to the Initial Purchasers as contemplated by this Agreement;

                 vii. To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Foreign Subsidiaries is in violation of any law, ordinance administrative or governmental rule or regulation applicable to the Company or any of the Foreign Subsidiaries of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Foreign Subsidiaries, except where such violation would no have a Material Adverse Effect;

                 viii.  Each of the Company and each Foreign  Subsidiary has all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect) to own its properties and to conduct its businesses as now being conducted, as described in the Offering Memorandum; and

                 ix. Each of the Company and each Foreign Subsidiary owns all licenses and rights described in the Offering Memorandum as being owned by the Company or the Foreign Subsidiaries and necessary for the conduct of its businesses, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Foreign Subsidiary with respect to the foregoing.

              g. The Initial Purchasers shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, in form and substance reasonably satisfactory to the Initial Purchasers.

              h. The Initial Purchasers shall have received letters addressed to the Initial Purchasers and dated the date hereof and the Closing Date from Arthur Andersen LLP, and KPMG Accountants N.V., and others all of which are independent public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

              i. (i) There shall not have been any change in the capital stock of the Company (other than as a result of the issuance of shares of Class A Common Stock of the Company upon the exercise of outstanding warrants or stock options or upon conversion of shares of Class B Common Stock of the Company) nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, (or any amendment or supplement thereto), except as may otherwise be stated in the Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iii) the Company, the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 7(i).

              j. The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

              k. The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

          All such opinions,  certificates,  letters and other documents will be
in  compliance   with  the  provisions   hereof  only  if  they  are  reasonably
satisfactory in form and substance to the Initial Purchasers and your counsel.

          Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

          8. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the execution hereof.

          9. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchaser to the Company, by notice to the Company, if prior the Closing Date, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market shall have been suspended or materially limited, (ii) general moratorium on commercial banking activities in New York or Colorado shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostile or other international or domestic calamity, crisis or change in political, financial or economic condition the effect of which on the financial markets of the United States is such as to make it, in the judgement of the Initial Purchasers impracticable or inadvisable to commence or continue the offering of the Senior Notes at the offering price set forth on the cover page of the Offering Memorandum, or to enforce contracts for the resale of the Notes by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy telephone and shall be subsequently confirmed by letter.

          If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Senior Notes which it or they have agreed to purchase hereunder on such date and the aggregate number of Senior Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Senior Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the number of Senior Notes set forth opposite its name in Exhibit B bears to the total number of Senior Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as the Initial Purchasers may specify, to purchase the Senior Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Senior Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Senior Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Senior Notes and the aggregate number of Senior Notes with respect to which such default occurs is more than one-tenth of the aggregate number of Senior Notes to be purchased on such date by all Initial Purchasers, and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Senior Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchasers and the Company. In any such case which does not result in termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any such Initial Purchaser under this Agreement.

          10. MISCELLANEOUS. Except as otherwise provided in Sections 4 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to Company, at the office of the Company at 4643 South Ulster Street, Denver, Colorado 80237, Attention: Chief Financial Officer; or (ii) if to the Initial Purchasers, care of Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172.

          This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, its directors and officers, and the other controlling persons referred to in Section 6 hereof and the respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Senior Notes in his status as such purchaser.

          11. APPLICABLE LAW: COUNTERPARTS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company the Initial Purchasers.


                                        Very truly yours,

                                        UNITED INTERNATIONAL HOLDINGS, INC.


                                        By:   /s/   J. Timothy Bryan
                                           -------------------------------------
                                              Name: J. Timothy Bryan
                                              Title: Chief Financial Officer



The foregoing Note Purchase Agreement is hereby confirmed and accepted as of the date first above mentioned.


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED
MORGAN STANLEY DEAN WITTER
TD SECURITIES (USA) INC.


By:      DONALDSON,LUFKIN & JENRETTE
         SECURITIES CORPORATION


BY: /s/   David F. Posnick
   --------------------------------------
     Name:   David F. Posnick
     Title:  Sr Vice President

                                    EXHIBIT A

                          Registration Rights Agreement

                                    EXHIBIT B


INITIAL PURCHASER                                   PRINCIPAL AMOUNT AT MATURITY
-----------------                                   ----------------------------

Donaldson Lufkin & Jenrette
   Securities Corporation                                  $ 756,250,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated         $ 206,250,000

Morgan Stanley Dean Witter                                 $ 206,250,000

TD Securities (USA) Inc.                                   $  206,250,000

      TOTAL                                                $1,375,000,000